                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               December 14, 2000
                           -------------------------
                               (Date of Report)

                             FISHER COMPANIES INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Washington                     000-22349                91-0222175
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)

 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
 -----------------------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

                                (206) 404-7000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

On December 14, 2000 the Company issued a press release announcing that the undisclosed buyers of its flour milling assets have notified the company that they do not intend to proceed with the transaction.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press release announcing withdrawal of buyers from proposed asset sale.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FISHER COMPANIES INC.


Dated: December 21, 2000          By  /s/ David D. Hillard
                                      --------------------------------

                                  David D. Hillard
                                  Senior Vice President and Chief Financial
                                  Officer, and Secretary

                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
     99.1           Press release announcing withdrawal of buyers from proposed asset sale